                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): AUGUST 28, 2001

                         Commission file number 1-12793
                                                -------

                                  STARTEK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                          DELAWARE                                            84-1370538
--------------------------------------------------------------   ------------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                   100 GARFIELD STREET, DENVER, COLORADO 80206
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                                 (303) 361-6000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

     On August 28, 2001, David I. Rosenthal was elected Executive Vice President, Chief Financial Officer, Secretary and Treasurer of StarTek, Inc. Mr. Rosenthal succeeds Dennis M. Swenson who is retiring. Mr. Swenson's resignation as Executive Vice President and Chief Financial Officer of StarTek, Inc. was effective August 28, 2001. Mr. Swenson will remain with StarTek, Inc. to facilitate an orderly transition and will continue to be available to the company as a consultant.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C) Exhibits

           Exhibit No.                Description

              99.3          Press Release dated August 28, 2001

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               STARTEK, INC.

Date: August 31, 2001          By: /s/ David I. Rosenthal
                                   --------------------------------------------
                                   David I. Rosenthal
                                   Executive Vice President and
                                   Chief Financial Officer (Principal Financial
                                   and Accounting Officer)

                                       3
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                                 EXHIBIT INDEX


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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.3             Press Release dated August 28, 2001
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